UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6606

DREYFUS BASIC U.S GOVERNMENT MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 2/28(29)

Date of reporting period: 8/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus BASIC
U.S. Government
Money Market Fund

SEMIANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus BASIC
U.S. Government
Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC U.S. Government Money Market Fund covers the six-month period from March 1, 2004, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Bernard W. Kiernan, Jr.

Although the U.S. economy alternated between signs of strength and weakness, the Federal Reserve Board raised short-term interest rates twice during the second half of the reporting period. This shift in monetary policy represents the first increase in short-term rates in more than four years, and many analysts believe that additional, gradual increases are likely to follow. As a result, money market yields have begun to rise from the historically low levels of the past few years.

For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2004

2

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the six-month period ended August 31, 2004, the fund produced an annualized yield of 0.73% .Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.74% .1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The fund invests only in securities issued or guaranteed as to interest and principal by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements backed by such obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund’s performance?

Despite signs of renewed economic growth, money-market yields remained anchored by the 1% federal funds rate when the reporting period began. While economic data at the time confirmed that an economic recovery was well underway, the number of new jobs continued to disappoint, reinforcing the perception that the Fed still had a great deal of flexibility in the conduct of monetary policy.

In early April 2004, however, the U.S. Department of Labor announced that the domestic economy had added 308,000 jobs in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

March, an unexpectedly strong report that fueled concerns that long-dormant inflationary pressures might finally have begun to resurface, and it was later revealed that U.S. economic growth expanded at a relatively robust 4.4% annualized rate during the first quarter of 2004. As time passed, higher energy and commodity prices appeared to lend credence to investors’ inflation concerns, and money-market yields began to rise at the longer end of the maturity spectrum.

While the Fed again left interest rates unchanged in May, it no longer suggested that it could be “patient” before raising rates, stating instead that future rate hikes were likely to be “measured.” Soon after the Fed’s May meeting, data showed a second consecutive month of job gains, causing investors to anticipate that the Fed might begin to tighten monetary policy as early as June. Indeed, the Fed raised the federal funds rate by 25 basis points to 1.25% on June 30. Because most investors had anticipated the Fed’s move, the money markets already reflected the impact of the increase.

In its June 30 statement, the Fed noted that “policy accommodation can be removed at a pace that is likely to be measured.” Consequently, most analysts believed that the rate hike was the first in a series of increases designed to forestall inflationary pressures without derailing the economic recovery. This view was reinforced when it was later estimated that the U.S. economy grew at an annualized 2.8% rate during the second quarter of 2004, despite head winds resulting from higher energy prices and ongoing terrorism fears.

However, the economy appeared to hit a new “soft patch” in July when consumer spending waned and 2003’s tax cuts and low mortgage refinancing rates became a thing of the past. Nonetheless, most investors expected the Fed to increase the federal funds rate at its August meeting, and money-market yields reflected those expectations. Indeed, the Fed raised short-term rates by another 25 basis points to 1.50% .

Early in the reporting period, we generally maintained the fund’s weighted average maturity in a range that was longer than industry averages. In the spring, however, when inflationary pressures became more apparent and investors revised their expectations regarding the timing of interest-rate increases, we began to adopt a more defensive posture, allowing the fund’s weighted average maturity to fall toward a more neutral position.

What is the fund’s current strategy?

In August, the Fed stated that much of the summer’s economic slowdown could be attributed to the effects of higher oil prices, and the economy was poised for a stronger rate of expansion going forward. In our view, the Fed seems intent on reversing at least some of the monetary easing it initiated after September 11, 2001. Accordingly, as of the end of the reporting period, we have maintained a relatively defensive investment posture in anticipation of further rate hikes.

September 15, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.Yield provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, the fund’s yield would have been lower.

The Fund 5

STATEMENT U N D E R S TA OF INVESTMENTS N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Government Money Market Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 2.27
Ending value (after expenses)	$1,003.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS August 31, 2004 (Unaudited)
	Annualized
	Yield on
	Date of	Principal
U.S. Government Agencies—103.5%	Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Banks, Floating Rate Notes
11/23/2005	1.56 [a]	50,000,000	50,003,068
Federal Home Loan Banks, Discount Notes
9/1/2004	1.47	98,700,000	98,700,000
9/8/2004	1.03	35,500,000	35,492,959
9/24/2004	1.52	25,000,000	24,975,722
Federal Home Loan Banks, Floating Rate Notes
11/24/2004	1.52 [a] 100,000,000		99,995,400
Federal Home Loan Banks, Notes
3/11/2005	1.41	50,000,000	50,000,000
Federal National Mortgage Association,
Floating Rate Notes
10/7/2004	1.53 [a]	50,000,000	49,998,521
10/28/2004	1.52 [a]	50,000,000	49,998,434
3/10/2005	1.53 [a]	50,000,000	50,000,000
Federal National Mortgage Association, Notes
4/19/2005	1.27	20,000,000	20,000,000
5/13/2005	1.57	25,000,000	25,000,000

Total Investments (cost $554,164,104)		103.5%	554,164,104
Liabilities, Less Cash and Receivables		(3.5%)	(18,709,365)
Net Assets		100.0%	535,454,739

[a] Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †
Value (%)

U.S. Government Agencies 103.5

† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	554,164,104	554,164,104
Cash		5,944,234
Interest receivable		656,853
Prepaid expenses		20,502
		560,785,693

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		163,723
Payable for investment securities purchased		24,975,722
Payable for shares of Beneficial Interest redeemed		118,281
Accrued expenses and other liabilities		73,228
		25,330,954

Net Assets ($)		535,454,739

Composition of Net Assets ($):
Paid-in capital		535,487,831
Accumulated net realized gain (loss) on investments		(33,092)

Net Assets ($)		535,454,739

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		535,487,831
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended August 31, 2004 (Unaudited)
Investment Income ($):
Interest Income	3,425,985
Expenses:
Management fee—Note 2(a)	1,452,111
Shareholder servicing costs—Note 2(b)	238,283
Custodian fees	31,916
Trustees’ fees and expenses—Note 2(c)	28,434
Professional fees	27,088
Registration fees	15,475
Prospectus and shareholders’ reports	10,931
Miscellaneous	7,009
Total Expenses	1,811,247
Less—reduction in management fee
due to undertaking—Note 2(a)	(504,359)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(142)
Net Expenses	1,306,746
Investment Income—Net	2,119,239

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(1,727)
Net Increase in Net Assets Resulting from Operations	2,117,512

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2004	Year Ended
	(Unaudited)	February 29, 2004

Operations ($):
Investment income—net	2,119,239	5,002,627
Net realized gain (loss) from investments	(1,727)	(1,550)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,117,512	5,001,077

Dividends to Shareholders from ($):
Investment income—net	(2,140,928)	(4,980,938)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	154,735,000	422,773,181
Dividends reinvested	2,060,915	4,789,497
Cost of shares redeemed	(222,570,538)	(565,549,102)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(65,774,623)	(137,986,424)
Total Increase (Decrease) in Net Assets	(65,798,039)	(137,966,285)

Net Assets ($):
Beginning of Period	601,252,778	739,219,063
End of Period	535,454,739	601,252,778
Undistributed investment income—net	—	21,689

See notes to financial statements.
10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2004			Fiscal Year Ended February,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.007	.015	.034	.059	.048
Distributions:
Dividends from
investment income—net	(.004)	(.007)	(.015)	(.034)	(.059)	(.048)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.75[a]	.74	1.46	3.44	6.04	4.88

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.62[a]	.62	.61	.58	.61	.62
Ratio of net expenses
to average net assets	.45[a]	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	.73[a]	.75	1.47	3.40	5.89	4.75

Net Assets, end of period
($ x 1,000)	535,455	601,253	739,219	885,038	954,691	996,297

[a] Annualized.
See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements, with financial institutions deemed to be creditworthy by the fund’s Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $31,365 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2004. If not applied, $496 of the carryover expires in fiscal 2007, $429 expires in fiscal 2008, $28,890 expires in fiscal 2011 and $1,550 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2004 was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days’ notice to the contrary, to reduce the management fee paid by the fund, to the extent that if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $504,359 during the period ended August 31, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2004, the fund was charged $159,525 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $43,041 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $226,505 and transfer agency per account fees $15,891, which are offset against an expense reimbursement currently in effect in the amount of $78,673.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

For More	Information

Dreyfus BASIC	Transfer Agent &
U.S. Government	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)